UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

DALECO RESOURCES CORPORATION
(Exact name of registrant as specified in charter)

Nevada	0-12214	23-2860734
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

17 Wilmont Mews, 5th Floor, West Chester, Pennsylvania	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        610-429-0181

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 24, 2012, the Company held its Annual Meeting of the Shareholders. At the Annual Meeting, the following matters were voted upon:

1.          Election of Directors: The following persons were elected to serve as directors of the Company until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified:

Name of Nominee	For	Against	Withheld	Broker Non- Votes
Lord Gilbert (John)	11,612,370	-	3,098,561	20,143,928
David A. Grady	10,619,532	-	4,091,399	20,143,928
Carl A. Haessler	9,093,376	-	5,617,555	20,143,928
Robert E. Martin	13,276,832	-	1,434,099	20,143,928
Charles T. Maxwell	12,321,130	-	2,389,801	20,143,928
Gary J. Novinskie	14,150,089	-	560,842	20,143,928

2.           Ratification of Vasquez & Company, LLP as the Company’s independent registered public accounting firm Fiscal Year 2012.

For	Against	Abstain	Broker Non- Votes
32,571,380	387,944	1,895,535	0

The Company incorporates by reference its definitive Proxy Statement filed with the Securities and Exchange Commission on April 6, 2012, filed in accordance Regulation 14A under the Securities and Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Daleco Resources Corporation
(Registrant)

Date: May 25, 2012
/s/ Gary J. Novinskie
Gary J. Novinskie, President

-2-